INVESTORS: Kenneth A. Czaja, CFO
                                                                    925.941.6260
                                                            MEDIA: Chris Edwards
                                                                    925.279.2926

                  BRITESMILE REPORTS FIRST QUARTER 2005 RESULTS



WALNUT CREEK, CA - May 5, 2005 - BriteSmile, Inc. (NasdaqSC: BSML), a leading international provider of state-of-the-art teeth-whitening systems, today released results for the quarter ended March 26, 2005.

Total revenue for the first quarter of 2005 was $10.2 million, or 14% below the first quarter of 2004. The number of whitening procedures performed in the first quarter declined 3% compared to last year.

The net loss was $(3.0) million or $(0.28) per share in the first quarter ended March 26, 2005 compared with $(1.2) million or $(0.12) per share in the first quarter of 2004.

Earnings before interest, tax, depreciation, and amortization (EBITDA) was a loss of $(2.5) million in the first quarter 2005, excluding a $0.7 million non-cash charge to BriteSmile's income statement related to the stock grant to the new CEO hired in January 2005. This compares to an EBITDA of $0.6 million in the first quarter of last year. EBITDA is a non-GAAP financial measure. More information regarding this non-GAAP financial measure, and a reconciliation of EBITDA to net loss, the most directly comparable GAAP measure, is provided below.

Other key highlights for the first quarter were:

          - Center whitening fees of $4.4 million were 2% higher than last year.

          - Associated Center whitening fees of $4.4 million were 12% lower than the first quarter of 2004.

          - Product sales and other revenue of $1.4 million were 45% lower than last year. The decrease compared to the first quarter of last year was primarily due to the launch of the BriteSmile-to-Go(TM) (BTG) take-home whitening pen in the dental distribution channel that continued into the first quarter of 2004.

          - Signed a lease to open our eighteenth whitening spa in Tyson's Corner, Virginia, which is planned to open in the third quarter of this year.

          -    Launched  integrated  professional and consumer press campaign to
               publicize  the  oral  health   benefits  of  the   BriteSmile(TM)
               whitening procedure.

"Although revenues are beginning to show some positive momentum following the fourth quarter of 2004, we are not satisfied with the EBITDA loss" said Gregg Coccari, BriteSmile CEO. "We are continuing to perform numerous marketing tests and are implementing new sales initiatives to optimize our sales and marketing efforts and improve revenue momentum. In addition, we are continuing our footprint expansion with the announcement of our newest spa scheduled to open in Tyson's Corner in the third quarter of this year. "




                                      # # #

BriteSmile has developed and manufactures the most advanced teeth whitening technology available, as well as manages state-of-the-art BriteSmile Professional Teeth Whitening Centers. BriteSmile Centers are currently operating in Beverly Hills, Irvine, Palo Alto, Walnut Creek and La Jolla, CA; Houston, TX; Denver, CO; Boston, MA; Boca Raton, FL; Atlanta, GA; New York, NY; Chicago and Schaumburg, IL; and, Phoenix, AZ. In addition to BriteSmile Centers, the Company has established more than 5,000 Associated Centers. Of the BriteSmile Associated Centers, more than 2000 are located outside of the United States, in more than 75 countries. For more information about BriteSmile's procedure, call 1-800-BRITESMILE or visit the Company's Website at www.britesmile.com .

                                                                 # # #

This release, other than historical information, consists of forward-looking statements that involve risks and uncertainties such as the Company's ability to continue past revenue and EBITDA growth, its ability to establish Associated Centers and Professional Teeth Whitening Centers, the ability of those Centers to attract clients, the development and introduction of new products, acceptance of those new products in the marketplace, development of new strategic and marketing relationships in the United States and internationally, and the Company's continued ability to secure financing to support its expansion. Readers are referred to the documents filed by BriteSmile with the Securities and Exchange Commission, specifically the Company's most recent reports on Forms 10-K and 10-Q, that identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. BriteSmile and its affiliates disclaim any intent or obligation to update these forward-looking statements.

Non-GAAP Financial Information

BriteSmile provides non-GAAP EBITDA or earnings before interest, taxes, depreciation and amortization as additional information for its operating results. These measures are not in accordance with, or an alternative for, financial measures calculated in accordance with generally accepted accounting principles, including net income or loss, the most directly comparable GAAP measure, and may be different from non-GAAP measures used by other companies. BriteSmile's management believes this non-GAAP measure is useful to investors because of: (i) the significant amount of non-cash depreciation and amortization incurred by the Company in its operating results ($1.6 million in the first quarter of 2005 and $1.7 million in the first quarter of 2004), (ii) the non-cash amortization of the discount on debt of $0.6 million in the first quarter of 2005, (iii) the mark-to-market gain related to the convertible notes of $2.7 million in the first quarter of 2005, and (iv) non-cash charge for $0.7 million for stock issuance upon hire of the new CEO. Investors are cautioned that the items excluded from EBITDA are significant components in understanding and assessing BriteSmile's financial performance.

                                BRITESMILE, INC.
              CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA
                                   (unaudited)
                       ($ in thousands, except share data)

                                                                                   13 weeks ended     13 weeks ended
                                                                                      March 26,         March 27,
                                                                                         2005              2004
                                                                                ---------------       ---------------
REVENUES:
Center whitening fees, net                                                      $        4,432        $        4,341
Associated Center whitening fees, net                                                    4,368                 5,007
Product and other revenue                                                                1,353                 2,422
                                                                                ---------------       ---------------
Total revenues, net                                                                     10,153                11,770

OPERATING COSTS AND EXPENSES:
Operating and occupancy costs                                                            4,201                 4,106
Selling, general and administrative expenses                                             8,366                 6,842
Research and development expenses                                                           75                   172

                                                                                ---------------       ---------------
Total Operating Costs and Expenses, excluding
        depreciation, amortization and stock
        grant non-cash charge                                                           12,642                11,120

                                                                                ---------------       ---------------
Operating income (loss) before depreciation and
        amortization (EBITDA) excluding stock grant
        non-cash charge                                                                 (2,489)                  650

Depreciation and amortization                                                            1,591                 1,673
Stock grant non-cash charge                                                                693                     -

                                                                                ---------------       ---------------
Loss from operations                                                                    (4,773)               (1,023)

Amortization of discount on debt                                                          (637)                  (63)
Gain on mark-to-market of convertible note instruments                                   2,730                     -
Other Income/(Expense), net                                                               (208)                  (99)

                                                                                ---------------       ---------------
Loss before income tax provision                                                        (2,888)               (1,185)

INCOME TAX                                                                                  96                    57

                                                                                ---------------       ---------------
Net loss                                                                        $       (2,984)       $       (1,242)
                                                                                ===============       ===============

BASIC AND DILUTED NET LOSS PER SHARE                                            $        (0.28)       $        (0.12)
                                                                                ===============       ===============

WEIGHTED AVERAGE SHARES - BASIC AND DILUTED                                         10,491,815            10,192,292
                                                                                ===============       ===============

       Reconciliation of Non-GAAP financial measures - EBITDA to Net Loss
                                   (unaudited)
                                ($ in thousands)


                                                                                13 weeks ended        13 weeks ended
                                                                                      March 26,         March 27,
                                                                                         2005              2004
                                                                                ---------------       ---------------
Net loss                                                                        $       (2,984)       $       (1,242)
Add back:  Interest expense, net                                                           208                    99
Add back:  Amortization of debt discount                                                   637                    63
Add back:  Income tax expense                                                               96                    57
Add back:  Depreciation and amortization                                                 1,591                 1,673
(Gain)/loss from mark-to-market of financial
        instruments related to convertible debt                                         (2,730)                    -
                                                                                ---------------       ---------------
EBITDA                                                                                  (3,182)                  650
Add back:  stock grant non-cash charge                                                     693                     -
                                                                                ---------------       ---------------
EBITDA excluding stock grant non-cash charge                                    $       (2,489)       $          650
                                                                                ===============       ===============

                                BRITESMILE, INC.
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                       ($ in thousands, except share data)
                                   (unaudited)

                                                                         March 26,        December 25,
                                                                            2005             2004
                                                                     ---------------    ----------------

                               ASSETS

CURRENT ASSETS:
Cash and cash equivalents                                            $       13,948     $        18,880
Trade accounts receivable, net of allowances of $469 and $448,                1,986               2,118
respectively
Inventories                                                                   1,130               1,635
Prepaid expenses and other                                                    1,003                 704
                                                                     ---------------    ----------------
Total current assets                                                         18,067              23,337

PROPERTY AND EQUIPMENT, net                                                  12,252              12,426

OTHER ASSETS                                                                  3,325               3,843

INTANGIBLES, net                                                              5,305               5,469

                                                                     ---------------    ----------------
TOTAL ASSETS                                                         $       38,949     $        45,075
                                                                     ===============    ================

                LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
Accounts payable                                                     $        4,817     $         5,182
Accrued liabilities                                                           5,797               6,867
Deferred revenue                                                              1,651               1,049
Current portion of long-term debt and capital lease obligations               1,854               2,137

                                                                     ---------------    ----------------
 Total current liabilities                                                   14,119              15,235

LONG-TERM LIABILITIES:
Long-term debt and capital lease obligations                                 11,625              15,650
Other long term liabilities                                                   1,627               1,608

                                                                     ---------------    ----------------
Total long-term liabilities                                                  13,252              17,258

                                                                     ---------------    ----------------
Total liabilities                                                            27,371              32,493

STOCKHOLDERS' EQUITY:
Common stock, $.001 par value; 50,000,000 shares authorized;                     38                  38
10,522,646 and 9,525,265 shares issued and outstanding,
respectively
Additional paid-in capital                                                  172,581             170,601
Accumulated deficit                                                        (161,041)           (158,057)
                                                                     ---------------    ----------------
Total shareholders' equity                                                   11,578              12,582

                                                                     ---------------    ----------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                           $       38,949     $        45,075
                                                                     ===============    ================